UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016 (March 2, 2016)

Broadcom Limited

(Exact name of registrant as specified in its charter)

Singapore	001-37690	98-1254807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7
Singapore 768923		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 3, 2016, Broadcom Limited (“Broadcom” or the “Company”), as successor to Avago Technologies Limited (“Avago”), issued a press release announcing its unaudited financial results for the first fiscal quarter ended January 31, 2016. The Company will host an investor conference call on March 3, 2016 at 2:00 p.m. Pacific Time to discuss these results.

The foregoing description is qualified in its entirety by reference to the press release dated March 3, 2016, a copy of which is attached hereto as Exhibit 99.1.

Item 2.05.	Costs Associated with Exit or Disposal Activities

On March 2, 2016, the Company’s Board of Directors (the “Board”) approved the implementation of cost reduction activities associated with its recently completed acquisition of Broadcom Corporation (“BRCM”). As part of this exercise, Broadcom expects to eliminate approximately 1,900 positions from its workforce across all business and functional areas on a global basis. In connection with this action, the Company expects to take charges of approximately $650 million through fiscal year 2018. The Company does not plan to further update these estimates but will provide details of BRCM acquisition-related restructuring costs as part of its quarterly financial reporting.

Item 7.01.	Regulation FD Disclosure.

Broadcom will be presenting at the Susquehanna Financial Group’s Fifth Annual Semi, Storage & Tech Conference in New York City on March 10, 2016.

Item 8.01.	Other Events.

On March 3, 2016, Company announced that its Board has declared an interim cash dividend on the Company’s ordinary shares of $0.49 per share, payable on March 31, 2016 to its shareholders of record at the close of business (5:00 p.m.), Eastern Time, on March 18, 2016. A copy of the press release announcing the dividend is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated March 3, 2016, entitled “Broadcom Limited Announces First Quarter Fiscal Year 2016 Financial Results.”

99.2	Press release, dated March 3, 2016, entitled “Broadcom Limited Announces $0.49 Interim Dividend.”

The information contained in Items 2.02 and 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom Limited (“Broadcom” or the “Company”). These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) the expected benefits of the acquisition of BRCM, (ii) the combined organization’s plans, objectives and intentions with respect to future operations and products, (iii) the combined organization’s competitive position and opportunities, (iv) the impact of the transaction on the market for the combined organization’s products, and (v) other statements identified by words such as “will”, “expect”, “intends”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include any risks associated with our recent acquisition of BRCM, and other acquisitions we may make, including delays, challenges and expenses associated with integrating BRCM and other acquired companies with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected from BRCM and other acquisitions we may make; loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our ability to accurately estimate customers’ demand and adjust supply chain and third party manufacturing capacity accordingly; the significant indebtedness incurred by us in February 2016 in connection with the BRCM acquisition, including the need to generate sufficient cash flows to service and repay such debt; our ability to timely increase our internal manufacturing capacity to meet customer demand; our ability to improve our manufacturing efficiency and quality; increased dependence on a small number of markets; quarterly and annual fluctuations in operating results; cyclicality in the semiconductor industry or in our target markets; global economic conditions and concerns; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of those design wins; rates of growth in our target markets; our dependence on contract manufacturing and outsourced supply chain and our ability to improve our cost structure through our manufacturing outsourcing program; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; dependence on and risks associated with distributors of our products; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

Avago Technologies Limited’s, Broadcom Corporation’s and our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2016

Broadcom Limited

By:	/s/ Anthony E. Maslowski
Name:	Anthony E. Maslowski
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 3, 2016, entitled “Broadcom Limited Announces First Quarter Fiscal Year 2016 Financial Results.”

99.2	Press release, dated March 3, 2016, entitled “Broadcom Limited Announces $0.49 Interim Dividend.”